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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   November 24, 1998
                                                         ---------------------


                                   Oncor, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               0-16177                                                       52-1310084
----------------------------------                        ---------------------------------------------
     (Commission File Number)                                  (I.R.S. Employer Identification No.)


     209 Perry Parkway, Gaithersburg, Maryland                        20877
   -----------------------------------------------------------------------------
     (Address of Principal Executive Offices)                       (Zip Code)


                                 (301) 963-3500
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.        Other Events

               See attached press release.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Oncor, Inc.
                                             -----------------------------------
                                             (Registrant)

                                             By:       /s/ John L. Coker
                                                       -------------------------
                                             Name:     John L. Coker
                                             Title:    Chief Financial Officer




Dated:  November 25, 1998

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                                  PRESS RELEASE
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FOR FURTHER INFORMATION CONTACT:                                    ONCOR, INC.
Jose Coronas,                                                 209 Perry Parkway
  Chairman and Acting CEO                                Gaithersburg, MD 20877
Cecil Kost,                                                      (301) 963-3500
  President and COO                                          Fax (306) 926-6129
John Coker                                                 email:  ir@oncor.com
  Chief Financial Officer
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                            FOR IMMEDIATE RELEASE


                    ONCOR, INC. SURRENDERS ASSETS TO SATISFY
                             SECURED DEBT OBLIGATION


              VENTANA MEDICAL SYSTEMS, INC. (VMSI) ACQUIRED ONCOR'S
         IN SITU HYBRIDIZATION BUSINESS ASSETS FOR $5.5 MILLION IN CASH


GAITHERSBURG, MARYLAND - NOVEMBER 24, 1998 . . . ONCOR, INC. announced today that it has voluntarily surrendered assets related to its in situ Hybridization business to certain of the Company's secured creditors who, as previously announced, had declared Oncor to be in default of its obligations. Ventana Medical Systems, Inc. (VMSI) has acquired Oncor's in situ Hybridization business assets from the Company's secured creditors with Oncor's consent. The aggregate consideration paid by Ventana for those assets was $5.0 million in cash at closing and an additional $0.5 million conditional consideration. All rights to the INFORM(R)HER-2/neu test were conveyed to Ventana, in addition to accounts receivable, inventory, equipment and intellectual property related to all other products sold commercially by Oncor for cancer research purposes.

Approximately $4.1 million of the proceeds were used to satisfy the full amount owed by Oncor to the secured creditors who had declared Oncor to be in default. This transaction is part of the company's previously announced plan to reduce its scope of operations and on-going operating expenses in order to meet its past due obligations to trade creditors and a potential redemption right of preferred stockholders. The remainder of the proceeds from this transaction will be used to continue to implement the plan and to reduce its obligations to trade and other creditors.

This press release contains statements of a forward-looking nature regarding future events. These statements are only predictions and actual events may differ materially. Please refer to documents that Oncor files from time to time with the Securities and Exchange Commission (including the Company's Form 10-Q filed on November 16, 1998) for a discussion of certain factors that could cause actual results to differ materially from those contained in the forward-looking statements.

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